                                                                    Exhibit 10.1
                                                                    ------------

                                                                  EXECUTION COPY


                                AMENDMENT NO. 3


          AMENDMENT NO. 3 dated as of April 9, 1999, between Polymer Group, Inc. ("PGI"); each of the other "Borrowers" identified under the caption "BORROWERS" on the signature pages hereto, each of the Domestic Non-Borrower Guarantors identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages hereto; each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders referred to therein and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as heretofore amended, the "Credit Agreement"), providing for the Lenders to extend credit (by way of revolving credit loans, term loans and letters of credit) to the Borrowers in U.S. Dollars and in certain Alternative Currencies in an amount at any time not exceeding U.S. $450,000,000. PGI has now requested that the Lenders extend additional credit to PGI by way of an additional single-draw term loan facility in U.S. Dollars in the amount of U.S. $50,000,000 to be used by PGI to partially finance capital expenditures in connection with a planned capital expansion program including expansion of its Miratec and Miralace product lines and capital expansion in respect of nonwovens manufacturing capacity in Colombia and in China. PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in order to provide for such additional credit and in certain other respects, and, accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

          Section 2. Amendments Requiring Consent of Majority Lenders. Subject to the execution and delivery to the Administrative Agent of this Amendment No. 3 by the Majority Lenders and each Obligor, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          Section 2.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended by this Section 2.

          Section 2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said
Section 1.01), as follows:

          "Alternative Currency" shall mean, at any time, Dutch Guilders, Canadian Dollars or Euros, so long as at such time, (i) such Currency is freely transferable and convertible into U.S. Dollars in the London foreign exchange market, (ii) no central bank or other governmental authorization in the country of issue of such Currency is required to permit use of such Currency by any Lender for making any Loan hereunder and/or to permit the relevant Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained, and (iii) in the case of Dutch Guilders or Euros, also so long as at such time such Currency is dealt with in the London interbank deposit market.

          "EMU" shall mean economic and monetary union as contemplated in the Treaty on European Union.

          "EMU Legislation" shall mean legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

          "Euro" shall mean the single currency of Participating Member States of the European Union, which shall be a Currency under this Agreement.

          "Euro Unit" shall mean a currency unit of the Euro.

          "Dividend Payment" shall mean, with respect to any Person, dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of such Person or of any warrants, options or other rights to acquire the same (or to make any payments, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of such Person or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of such Person and excluding also any dividends or other distributions made by any Wholly Owned Restricted Subsidiary to PGI or to any other Wholly Owned Restricted Subsidiary. For purposes hereof, the amount of any Dividend Payment made by any Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary shall be deemed to be equal to the amount of such Dividend Payment that is made to holders of the equity interests in such Restricted Subsidiary other than PGI and its Wholly Owned Restricted Subsidiaries.

          "Dutch Guilders" and "GL" shall mean the National Currency Unit of the Netherlands.

          "Eurocurrency Loans" shall mean Loans denominated in either U.S. Dollars, Dutch Guilders or Euros, the interest rates on which are determined (i) on the basis of rates referred to in the definition of "Eurocurrency Base Rate" in this Section 1.01 or (ii) as set forth in
     Section 12.20(d) hereof.

          "Euroguilder Loans" shall mean Eurocurrency Loans that are denominated in Dutch Guilders or Euros.

          "Fixed Charges Ratio" shall mean, as at any date, the ratio of (a) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date minus Capital Expenditures for such period (except that, for any period ending on or before the fiscal year ending on or nearest to December 31, 2000, that portion, up to an aggregate amount equal to U.S. $200,000,000, of Capital Expenditures, for the relevant period, made by PGI and its Restricted Subsidiaries in connection with expansion of its Miratec and Miralace product lines and capital expansion in respect of nonwovens manufacturing capacity in Colombia and in China, shall be excluded) to (b) Debt Service for such period.

          "Joint Venture Restricted Subsidiary" shall mean any Restricted Subsidiary of PGI, established as a joint venture with one or more other joint venture parties, in which at least 80% of the aggregate outstanding ownership interests on a fully-diluted basis in such Restricted Subsidiary is owned by PGI and/or a Wholly Owned Restricted Subsidiary of PGI.

          "National Currency Unit" shall mean a unit of any Currency (other than a Euro Unit) of a Participating Member State.

          "Participating Member State" shall mean each state so described in any EMU Legislation.

          "Principal Financial Center" shall mean, in the case of any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent.

          "Target Operating Day" shall mean any day that is not (i) a Saturday or Sunday, (ii) Christmas Day or New Year's Day or (iii) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).

          "Treaty on European Union" shall mean the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

          Section 2.03. Payments. Section 4.01(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts (other than the principal of and interest on Loans made in an Alternative Currency) to be made by the Borrowers under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Basic Document, shall be made in U.S. Dollars, and all payments of principal and interest on Loans made in an Alternative Currency shall be made in such Alternative Currency, in each case in immediately available funds, without deduction, set-off or counterclaim, to the Payment Office for the applicable Currency, not later than 1:00 p.m. New York time (in the case of such payments to be made in U.S. Dollars) or 10:00 a.m. local time in the location of the relevant Payment Office (in the case of payments to be made in an Alternative Currency) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day and interest shall be payable in respect of any principal so extended for the period of such extension)."

          Section 2.04. Indebtedness. Section 9.07(k) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(k) additional Indebtedness of the Borrowers (including Indebtedness secured by Liens permitted under Section 9.06(i) hereof and, to the extent relating to Liens described in Section 9.06(i), under 9.06(j) hereof) so long as the aggregate principal amount thereof does not exceed U.S. $50,000,000 at any one time outstanding."

          Section 2.05. Investments in Joint Ventures. Section 9.08(d) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(d) Investments by any Group Member in any Wholly Owned Restricted Subsidiary (other than in Bonlam, Fabrene or their respective Subsidiaries and other than any Resulting Nonwovens Entity that is not incorporated or otherwise formed under the laws of the United States of America or any of its states, as to which clauses (e), (f), (g) and (h) below shall apply) and Investments after the effectiveness of the amendments provided for in
     Section 2 of Amendment No. 3 hereto in any Joint Venture Restricted Subsidiary, provided that (i) the aggregate amount of such Investments in Joint Venture Restricted Subsidiaries shall not exceed U.S. $100,000,000,
     (ii) no such Investment shall
     be made in any Joint Venture Restricted Subsidiary if such Joint Venture Restricted Subsidiary shall at any time have been a Wholly Owned Restricted Subsidiary and (iii) if any Joint Venture Restricted Subsidiary shall at any time become a Wholly Owned Restricted Subsidiary, the Investments in such Joint Venture Restricted Subsidiary shall no longer be subject to such U.S. $100,000,000 limit;"

          Section 2.06. Investments. The final sentence of Section 9.08 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "The aggregate amount of an Investment at any one time outstanding for purposes of clauses (d) and (k) above, shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of Property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment.

          Section 2.07. Restricted Payments. Section 9.09 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "9.09 Restricted Payments. No Obligor will, nor will it permit any of its Restricted Subsidiaries to, make any Restricted Payments at any time during any fiscal year, provided that PGI or a Joint Venture Restricted Subsidiary may make Restricted Payments in cash so long as:

               (i) no Default shall have occurred and be continuing, and after giving effect to such Restricted Payment no Default shall have occurred and be continuing; and

               (ii) the sum of the aggregate amount of such Restricted Payments made by PGI plus the aggregate amount of such Restricted Payments made by all Joint Venture Restricted Subsidiaries during the period (the "Determination Period") from and including December 28, 1996 to and including the date of such Restricted Payment shall not exceed an amount equal to the sum of (x) U.S. $25,000,000 plus 50% of Consolidated Net Income (to the extent positive) for each full fiscal year included in the Determination Period minus (y) 100% of Consolidated Net Income (to the extent negative) for each full fiscal year included in the Determination Period plus (z) the aggregate amount of dividends, distributions or other payments received by PGI or any of its Restricted Subsidiaries in cash in respect of any Investment constituting a Restricted Payment hereunder, and the aggregate amount received in cash in respect of the sale or other disposition or any Investments constituting a Restricted Payment hereunder (but shall not in any event be reduced by reason of any write-off of any such Investment).

          Notwithstanding the foregoing, PGI may make cash payments to officers and employees in respect of shares of stock (or options therefor) granted to such officers and employees upon the termination of employment of such officer or employee (so long as the aggregate amount thereof paid in any single fiscal year shall not exceed U.S. $750,000) (and such cash payments shall not be included in determining the amount of Restricted Payments permitted above).

          Section 2.08. Leverage Ratio. Section 9.10(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "(a) Leverage Ratio. PGI will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

          Period                                                     Ratio
          ------                                                     -----

          From the Effective Date through
           but excluding the last day
           of the first fiscal quarter in 2000                      5.85 to 1

          From the last day of the first fiscal
           quarter in 2000 through but excluding the
           last day of the first fiscal quarter in 2001             5.25 to 1

          From the last day of the first fiscal
           quarter in 2001 through but excluding the
           last day of the first fiscal quarter in 2002             4.75 to 1

          From the last day of the first fiscal
           quarter in 2002 through but excluding the
           last day of the first fiscal quarter in 2003             4.50 to 1

          From the last day of the first fiscal
           quarter in 2003 and at all times thereafter              4.25 to 1

          Section 2.09. Year 2000 Issues. Section 9 of the Credit Agreement shall be amended by adding the following new Section 9.19:

          "9.19. Year 2000 Issues. Any reprogramming required to permit the proper functioning, prior to, during and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) which is material to the operation of the Borrower's business and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects prior to October 2, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Change."

          Section 2.10. European Monetary Union. Section 12 of the Credit Agreement shall be amended by adding the following new Section 12.20:

          "12.20.  European Monetary Union.

          (a) Effectiveness of Provisions. The provisions of paragraphs (b) through (g) below shall be effective at and from the effective date of the amendments provided for in Section 2 of Amendment No. 3 hereto, provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a Participating Member State on the commencement of the third stage of EMU, and that has not become a Participating Member State prior to the effective date of the amendments provided for in Section 2 of Amendment No. 3 hereto, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

          (b) Redenomination and Alternative Currencies. Each obligation under this Agreement of a party to this Agreement which has been denominated in the National Currency Unit of a Participating Member State shall be redenominated into the Euro Unit in accordance with EMU Legislation, provided, that if and to the extent that any EMU Legislation provides that following the commencement of the third stage of EMU an amount denominated either in the Euro or in the National Currency Unit of a Participating Member State and payable within the Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro Unit or in that National Currency Unit, any party to this Agreement shall be entitled to pay or repay any such amount either in the Euro Unit or in such National Currency Unit.

          (c) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in the Euro or in a National Currency Unit, the Administrative Agent shall not be liable to the Dutch Borrowers or either of them or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account of any Lender in the Principal Financial Center in the Participating Member State which the Dutch Borrowers or either of them or, as the case may be, such Lender shall have specified for such purpose. In this paragraph (c), "all relevant steps" shall mean all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

          (d) Determination of Eurocurrency Base Rate. For the purposes of determining the date on which the applicable rate for Eurocurrency Borrowings is determined under this Agreement for any Loan denominated in the Euro (or any National Currency Unit) for any Interest Period therefor, references in this Agreement to Business Days shall be deemed to be references to Target Operating Days. In addition, if the Administrative Agent determines that there is no Eurocurrency Base Rate displayed on the applicable Telerate screen page for deposits denominated in the National Currency Unit in which any Loans are denominated, the Eurocurrency Base Rate for such Loans shall be based upon the rate displayed on the applicable Telerate screen page for the offering of deposits denominated in Euro Units.

          (e) Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to the Currency of any state that becomes a Participating Member State shall be inconsistent with any convention or practice in the applicable interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State, provided, that if any Loan in the Currency of such state if outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

          (f) Rounding. Without prejudice and in addition to any method of conversion or rounding prescribed by the EMU Legislation, each reference in this Agreement to a minimum amount (or a multiple thereof) in a National Currency Unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or a multiple thereof) in the Euro Unit as the Administrative Agent may from time to time specify.

          (g) Other Consequential Changes. Without prejudice to the respective liabilities of the Dutch Borrowers to the Lenders and the Lenders to the Dutch Borrowers under or pursuant to this Agreement, except as expressly provided in this Section 12.20, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.

          Section 3. Amendments Requiring Consent of Each Lender. Subject to the execution and delivery to the Administrative Agent of this Amendment No. 3 by each Lender and each Obligor, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          Section 3.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended by this Section 3.

          Section 3.02. Preamble. The fourth paragraph in the preamble to the Credit Agreement shall be amended by replacing the amount "U.S. 450,000,000" with the amount "U.S. $500,000,000".

          Section 3.03. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "Applicable Margin" shall mean with respect to Eurocurrency Revolving Credit Loans, Base Rate Revolving Credit Loans, Canadian Base Rate Loans, letter of credit fees (as such term is used in Section 2.03(g) hereof), commitment fees (as such term is used in Section 2.05 hereof), Eurocurrency Term Loans, and Base Rate Term Loans during any Accrual Period (as defined below), the respective rates set forth below for such Loans of such Class and Type and such fees for such Accrual Period, which rates shall be based upon the Leverage Ratio for such Accrual Period:

                                       Base Rate
                                       Revolving
                                      Credit Loans
                     Eurocurrency     and Canadian
                      Revolving        Base Rate        Letter of       Commitment     Eurocurrency     Base Rate
Leverage Ratio       Credit Loans        Loans         Credit Fees         Fees         Term Loans      Term Loans
-----------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 4.50               2.25%           1.00%           2.25%           0.50%           2.50%         1.25%
-----------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 4.25 by
 less than 4.50              1.75%           0.50%           1.75%          0.375%           2.25%         1.00%
-----------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 3.75
 but less than
 4.25                        1.50%           0.25%           1.50%          0.375%           2.00%         0.75%
-----------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 3.00
 but less than
 3.75                        1.25%              0%           1.25%           0.30%           2.00%         0.75%
-----------------------------------------------------------------------------------------------------------------
Greater than or
 equal to 2.50
 but less than
 3.00                        1.00%              0%           1.00%            .25%           2.00%          .75%
-----------------------------------------------------------------------------------------------------------------

Less than 2.50                .75%              0%            .75%            .20%           2.00%          .75%
-----------------------------------------------------------------------------------------------------------------


          For purposes hereof, an "Accrual Period" shall mean each of the following successive periods, as applicable:

               (i) the period commencing during any fiscal quarter on the date (the "Change Date") that is the second Business Day following the receipt by the Administrative Agent of the certificate referred to in clause (a) of the next following paragraph or

               (ii) in the event that PGI or any of its Restricted Subsidiaries makes an Acquisition and borrows hereunder in an amount equal to or greater than U.S. $25,000,000 (or the Foreign Currency Equivalent thereof) in connection with such Acquisition, the period commencing during any fiscal quarter on the second Business Day (the "Acquisition Change Date") following the date of such Acquisition, in each case to but not including the earlier of (x) the Change Date in the immediately following fiscal quarter and (y) the next Acquisition Change Date, provided, that the initial Accrual Period shall commence on the Effective Date and continue until the earlier of (x) the Change Date during the fiscal quarter ending on December 27, 1997 and (y) an Acquisition Change Date, and provided further, that the Leverage Ratio for any Accrual Period commencing with an Acquisition Change Date shall be calculated on a pro forma basis, as at the end of and for the period of four fiscal quarters most recently ended prior to the date of the related Acquisition for which financial statements of PGI are available, under the assumption that such Acquisition and the incurrence of any Indebtedness in connection with such Acquisition, shall have occurred at the beginning of the applicable period.

          The Leverage Ratio for the initial Accrual Period shall be determined on the basis of the certificate of a senior officer delivered pursuant to
     Section 7.01(p) hereof (together with the financial statements for the fiscal quarter on which such calculation is based). The Leverage Ratio for any Accrual Period after the initial Accrual Period shall be determined (a) if such Accrual Period commences with a Change Date, on the basis of a certificate of a senior officer setting forth a calculation of the Leverage Ratio as at the last day of the fiscal quarter immediately prior to the first day of such Accrual Period (together with the financial statements for the fiscal quarter on which such calculation is based) and (b) if such Accrual Period commences with an Acquisition Change Date, on the basis of the certificate of a senior officer delivered pursuant to Section 9.05(d)(iv)(z) hereof in connection with the related Acquisition.

          Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest applicable rate provided for above (i.e., 2.25% for Eurocurrency Revolving Credit Loans, 1.00% for Base Rate Revolving Credit Loans and Canadian Base Rate Loans, 2.25% for letter of credit fees, 0.50% for commitment fees, 2.50% for Eurocurrency Term Loans and 1.25% for Base Rate Term Loans (i) during any period when an Event of Default shall have occurred and be continuing or (ii) if the Obligors shall default in the delivery of any financial statements pursuant to Section 9.01(a) or 9.01(b) hereof, or in the delivery of the certificate of a senior financial officer pursuant to Section 9.05(d)(iv)(z).

          "Commitments" shall mean the Facility A Revolving Credit Commitments, the Facility B Revolving Credit Commitments, the Term B Loan Commitments and the Term B-1 Loan Commitments.

          "Interest Period" shall mean, with respect to any Eurocurrency Loan, each period commencing on the date such Eurocurrency Loan is made or Converted from a Base Rate Loan or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, third or sixth (or, subject to the agreement of each Lender participating in such Loan in its sole discretion, twelfth) calendar month thereafter, as the Borrowers may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:

               (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date;

               (ii) no Interest Period for any Facility A Revolving Credit Loan may commence before and end after any Reduction Date unless, after giving effect thereto, the aggregate principal amount of the Facility A Revolving Credit Loans having Interest Periods that end after such Reduction Date shall be equal to or less than the aggregate amount of the Facility A Revolving Credit Commitments on such Reduction Date;

               (iii) no Interest Period for any Term B Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term B Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term B Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

               (iv) no Interest Period for any Term B-1 Loan may commence before and end after any Principal Payment Date applicable thereto unless, after giving effect thereto, the aggregate principal amount of the Term B-1 Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term B-1 Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

               (v) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and

               (vi) notwithstanding clauses (i), (ii), (iii) and (iv) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

          "Lenders" shall mean, collectively, the Facility A Revolving Credit Lenders, the Facility B Revolving Credit Lenders, the Term B Loan Lenders and the Term B-1 Loan Lenders.

          "Loans" shall mean, collectively, the Facility A Revolving Credit Loans, the Facility B Revolving Credit Loans, the Term B Loans and the Term B-1 Loans.

          "Majority Term B-1 Loan Lenders" shall mean Term B-1 Loan Lenders holding at least 51% of the aggregate outstanding principal amount of the Term B-1 Loans.

          "Project" shall mean the capital expansion program including expansion of PGI's Miratec and Miralace product lines and capital expansion in respect of nonwovens manufacturing capacity in Colombia and China.

          "Notes" shall mean, collectively, the Facility A Revolving Credit Notes, the Facility B Revolving Credit Notes, the Term B Loan Notes and the Term B-1 Loan Notes.

          "Revolving Credit" refers, as applicable, to the Facility A Revolving Credit Commitments, Lenders, Loans and Notes and the Facility B Revolving Credit Commitments, Lenders, Loans and Notes.

          "Supermajority Lenders" shall mean, subject to the last paragraph of
     Section 12.04 hereof, Lenders having at least 66-2/3% of the sum of (i) the aggregate unused amount, if any, of the Commitments at such time plus (ii) the aggregate outstanding principal amount of the Loans at such time (including, without limitation, in the case of the Facility B Revolving Credit Lenders, Bankers' Acceptance Loans).

          "Term" refers, as applicable, to the Term B Loan Commitments, Loan Lenders, Loans and Loan Notes and the Term B-1 Loan Commitments, Loan Lenders, Loans and Loan Notes.

          "Term B-1 Loans" shall mean the loans provided for by Section 2.01(d) hereof, which may be Base Rate Loans and/or U.S. Dollar denominated Eurocurrency Loans.

          "Term B-1 Loan Closing Date" shall mean the date on which each of the conditions precedent to the making of the Term B-1 Loans specified in Sections 7.02 and 7.04 hereof shall have been satisfied or waived.

          "Term B-1 Loan Commitment" shall mean, for each Term B-1 Loan Lender, the obligation of such Lender to make a Term B-1 Loan to PGI on the Term B-1 Loan Closing Date in U.S. Dollars in an amount up to but not exceeding the amount set opposite the name of such Lender on Schedule XIII hereof or, in the case of any Person that becomes a Term B-1 Loan Lender pursuant to an assignment permitted under

     Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 hereof). The original aggregate principal amount of the Term B-1 Loan Commitments is U.S. $50,000,000.

          "Term B-1 Loan Lenders" shall mean (a) on the date hereof, the Lenders having Term B-1 Loan Commitments on Schedule XIII hereof and (b) thereafter, the Lenders from time to time holding Term B-1 Loans and Term B-1 Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06 hereof.

          "Term B-1 Loan Notes" shall mean the promissory notes provided for by
     Section 2.08(d) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     Section 3.04. Classes of Loans. Section 1.03 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "1.03 Classes, Types and Currencies of Loans. Loans hereunder are distinguished by "Class", "Type" and "Currency." The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Facility A Revolving Credit Loan, a Facility B Revolving Credit Loan, a Term B Loan or a Term B-1 Loan, each of which constitutes a Class. The "Type" of a Loan as used in connection with U.S. Dollar-denominated Loans refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type, and, as used in connection with Canadian Dollar-denominated Loans refers to whether such Loan is a Canadian Base Rate Loan or a Bankers' Acceptance Loan, each of which constitutes a Type. The "Currency" of a Loan refers to whether such Loan is to be made in U.S. Dollars, Dutch Guilders or Canadian Dollars, each of which constitutes a "Currency." Loans may be identified by Class, Type and Currency."

          Section 3.05. Loans. Section 2.01 of the Credit Agreement shall be amended by relettering paragraphs (d), (e) and (f) thereof, as paragraph (e),
(f) and (g), respectively, and inserting a new paragraph (d) as follows:

          "(d) Term B-1 Loans. Each Term B-1 Loan Lender severally agrees, on the terms and conditions of this Agreement, to make loans to PGI on the Term B-1 Loan Closing Date in U.S. Dollars in an aggregate principal amount up to but not exceeding such Lender's Term B-1 Loan Commitment as then in effect. After the Term B-1 Loan Closing Date, and subject to the terms and conditions of this Agreement, PGI may Convert Term B-1 Loans of one Type into Term B-1 Loans of another Type (as provided in Section 2.09 hereof) or Continue Term B-1 Loans of one Type as Term B-1 Loans of the same Type (as provided in Section 2.09 hereof). Proceeds of Term B-1 Loans shall be available for any use permitted under Section 9.13 hereof."

          Section 3.06. Borrowings. Section 2.02 of the Credit Agreement shall be amended by adding after the words "Term B Loan Lender" in the second sentence thereof the following: "or Term B-1 Loan Lender".

          Section 3.07. Reduction of Commitments. Section 2.04(a) of the Credit Agreement shall be amended by inserting the following after the second sentence thereof:

          "The Term B-1 Loan Commitments shall be automatically terminated on the Term B-1 Loan Closing Date (following the making of the loans under Section 2.01(d) hereof to be made on such Date)."

          Section 3.08. Notes. Section 2.08 of the Credit Agreement shall be amended by relettering paragraphs (d) and (e) thereof, as paragraph (e) and (f), respectively, and inserting a new paragraph (d) as follows:

          "(d) The Term B-1 Loan made by each Term B-1 Loan Lender to PGI shall be evidenced by a single promissory note of PGI, substantially in the form of Exhibit A-4 hereto, dated the Term B-1 Loan Closing Date, payable to such Lender in a principal amount equal to the amount of its Term B-1 Loan Commitment as originally in effect, and otherwise duly completed."

          Section 3.09. Prepayments. Section 2.10 of the Credit Agreement shall be amended by deleting paragraph (e) in its entirety and replacing it with the following:

          "(e) Application. Prepayments and reductions of Commitments described in the above paragraphs of this Section 2.10 shall be effected as follows:

               (i) in the case of paragraphs (a), (c) and (d) above, the amount of the required prepayment and reduction shall be apportioned between the Term B-1 Loans, the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term B-1 Loans, the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the respective Loans of each such Class (and to provide cover for Letter of Credit Liabilities and to the reduction of Revolving Credit Commitments), such reductions of Revolving Credit Commitments, and prepayments of the Revolving Credit Loans, to be applied first to the reduction of

          Facility A Revolving Credit Commitments (and to the prepayment first of Facility A Revolving Credit Loans denominated in U.S. Dollars, second to the prepayment of Facility A Revolving Credit Loans denominated in Dutch Guilders and third to provide cover for Letter of Credit Liabilities), and second, after all outstanding Facility A Revolving Credit Commitments have been reduced to zero (and all Facility A Revolving Credit Loans paid in full and cover for all Letter of Credit Liabilities provided), to the reduction of Facility B Revolving Credit Commitments (and to the prepayment of Facility B Revolving Credit Loans), provided that to the extent any such required reduction of Revolving Credit Commitments shall exceed the then-outstanding aggregate principal amount of Revolving Credit Loans (and Letter of Credit Liabilities), such excess shall be applied ratably to the prepayment of Term B-1 Loans and Term B Loans, and

               (ii) in the case of paragraph (b) above, the amount of the required prepayment and reduction shall be apportioned between the Term B-1 Loans, the Term B Loans and the Revolving Credit Loans (and Letter of Credit Liabilities) ratably in accordance with the respective then-outstanding aggregate principal amounts of the Term B-1 Loans, the Term B Loans and the Revolving Credit Commitments with the amounts so apportioned to be applied to the prepayment of the Term B-1 Loans, to the prepayment of the Term B Loans and to the prepayment of the Revolving Credit Loans (to provide cover for Letter of Credit Liabilities), but not to the reduction of the Revolving Credit Commitments, such prepayments to the Revolving Credit Loans to be applied first to Facility A Revolving Credit Loans denominated in U.S. Dollars, second to Facility A Revolving Credit Loans denominated in Dutch Guilders, third to the provision of cover for Letter of Credit Liabilities and fourth to Facility B Revolving Credit Loans.

     Notwithstanding anything herein to the contrary, any Term Loan Lender shall have the option to forego a prepayment of any Term Loan at its sole discretion, and in any such case, the amount of any such foregone prepayment will be applied pro rata to the outstanding Term Loan Lenders who have not foregone such prepayment; provided, in the event that, with respect to any such prepayment, each Term Loan Lender shall forego such prepayment, the amount of such foregone prepayment will be applied pro rata to the outstanding Revolving Credit Loans (and Letter of Credit Liabilities) of the Revolving Credit Lenders (and, in the case of any such prepayment contemplated by paragraphs (a), (c) or (d) above, to the reduction of the Revolving Credit Commitments), all in accordance with and subject to the priorities set forth in clauses (i) and (ii) above."

          Section 3.10. Amortization of Term B-1 Loans. Section 3.01 of the Credit Agreement shall be amended by appending the following new paragraph (d):

          "(d) PGI hereby promises to pay to the Administrative Agent in U.S. Dollars for account of the Term B-1 Loan Lenders the following aggregate principal amounts on the following Principal Payment Dates:

          Principal Payment Date              Amount of Payment
          ----------------------              -----------------

          June 20, 1999                        U.S.$   240,000
          December 20, 1999                    U.S.$   240,000

          June 20, 2000                        U.S.$   240,000
          December 20, 2000                    U.S.$   240,000

          June 20, 2001                        U.S.$   240,000
          December 20, 2001                    U.S.$   240,000

          June 20, 2002                        U.S.$   240,000
          December 20, 2002                    U.S.$   240,000

          June 20, 2003                        U.S.$   240,000
          December 20, 2003                    U.S.$   240,000

          June 20, 2004                       U.S. $11,900,000
          December 20, 2004                   U.S. $11,900,000

          June 20, 2005                       U.S. $11,900,000
          December 20, 2005                   U.S. $11,900,000"

          Section 3.11. Limitation of Eurodollar Loans. Section 5.02 of the Credit Agreement shall be amended by deleting Section 5.02(b) in its entirety and replacing it with the following:

          "(b) if the related Loans are Facility A Revolving Credit Loans, the Majority Facility A Revolving Credit Lenders determine or, if the related Loans are Term B Loans, the Majority Term B Loan Lenders determine or, if the related Loans are Term B-1 Loans, the Majority Term B-1 Loan Lenders determine (in each case, which determination shall be conclusive), and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurocurrency Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest

     Period is to be determined are not likely to adequately cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;"

          Section 3.12. Conditions. Section 7.02 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "7.02 Initial and Subsequent Extensions of Credit. The obligation of the Lenders to make any Loan, including, without limitation, the obligation to create and discount any Bankers' Acceptance, or otherwise extend any credit to the Borrowers upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing, the borrowing to be made on the Term B Loan Closing Date, and the borrowing to be made on the Term B-1 Loan Closing Date) is subject to the further conditions precedent that, both immediately prior to the making of such Loan or creation and discount of such Bankers' Acceptance or other extension of credit and also after giving effect thereto and to the intended use thereof:

               (a)  no Default shall have occurred and be continuing; and

               (b)  the representations and warranties made by the Obligors in
          Section 8 hereof, and by each of the Group Members in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     Each notice of borrowing or request for the issuance of a Letter of Credit by the Borrowers hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Borrowers otherwise notify the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

          Notwithstanding anything herein to the contrary, for purposes of Loans to be made on the Term B Loan Closing Date, any determination to be made that there has been no material adverse change in the financial condition, operation, business or prospects of PGI and its consolidated Subsidiaries taken as a whole from that set forth in the financial statements referred to in Section 8.02 hereof shall be made only by the Administrative Agent."

          Section 3.13. Additional Conditions to Term B-1 Loans. Section 7 of the Credit Agreement shall be amended by adding the following new Section 7.04:

          "7.04 Term B-1 Loan Closing Date. Without in any way limiting the applicability of Section 7.02 hereof, the obligation of each Term B-1 Loan Lender to make its Term B-1 Loan on the Term B-1 Loan Closing Date is subject to the satisfaction of the following conditions precedent or, as applicable, to the receipt by the Administrative Agent of the following documents, in each case in a manner in form and substance satisfactory to the Administrative Agent:

               (a) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Group Member and of all corporate authority for each Group Member (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of such Basic Documents to which such Group Member is or is intended to be a party and each other document to be delivered by such Group Member from time to time in connection with the transactions contemplated in connection with the Term B-1 Loan Commitments and Term B-1 Loans hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Group Member).

               (b) Officer's Certificate. A certificate of a senior financial officer of PGI, dated the Term B-1 Loan Closing Date, to the effect set forth in paragraphs (a) and (b) of the first sentence of Section
          7.02 hereof.

               (c) Opinions of Counsel to the Group Members. Opinions, dated the Term B-1 Loan Closing Date, of Kirkland & Ellis, special New York counsel to the Group Members, covering matters covered by the opinions of Kirkland & Ellis delivered in connection with the Credit Agreement (including, without limitation, with respect to the Term B-1 Loans), and in each case covering such other matters as the Administrative Agent or any Lender may reasonably request, including, without limitation, matters related to the Security Documents (and each Obligor hereby instructs such counsel to deliver each such opinion to the Lenders and to the Administrative Agent).

               (d) Additional Security Documents. The Administrative Agent shall have received the following:

                    (i) all necessary modifications or confirmations to the Security Documents in effect on the Term B-1 Loan Closing Date duly executed and delivered so as to ensure the continued effectiveness of the security interests created thereby and the spreading of the liens created thereby to cover the additional obligations to be incurred by the Obligors on the Term B-1 Loan Closing Date, in each case covering such matters as shall be requested by the Administrative Agent and in each case in form and substance satisfactory to the Administrative Agent; and

                    (ii) evidence that such other action (including opinions of counsel and, in the case of real property, obtaining appropriate mortgagee title insurance policies) as shall be necessary to perfect or record the Liens contemplated by the foregoing clause
               (i) under applicable law shall have been taken.

               (e) Notes. The Term B-1 Loan Notes described in Section 2.08(d) hereof shall have been duly completed and executed.

               (f) Payment of Certain Fees and Expenses. All amounts owing to Lenders under the Credit Agreement as in effect immediately prior to the Term B-1 Loan Closing Date shall have been paid to such Lenders in full in the manner contemplated by Section 2.01(d) hereof including, for the avoidance of doubt, fees payable to such Lenders to obtain their consent hereto.

               (g) Other Documents. Such other documents as the Administrative Agent, any Lender or special New York counsel to Chase may reasonably request."

          Section 3.14. Certain Agency Provisions. Sections 11.02 and 11.03 of the Credit Agreement shall be amended by adding after the words "the Majority Term B Loan Lenders" the following wherever such words appear: "or the Majority Term B-1 Loan Lenders".

          Section 3.15. Consents under Basic Documents. Section 11.09 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "11.09 Consents under Basic Documents. Except as otherwise provided in Section 12.04 hereof with respect to this Agreement, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Basic Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) do any of the following:

               (i) release all or substantially all of the collateral or otherwise terminate all or substantially all of the Liens under the Basic Documents providing for collateral security, except that the Administrative Agent may, with the prior consent of the Supermajority Lenders (but not otherwise), release less than all or substantially all of the collateral or otherwise terminate less than all or substantially all of the Liens under the Basic Documents providing for collateral security,

               (ii) alter with respect to all or substantially all of the collateral the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents, except that the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to: (i) any modification, supplement or waiver under any of the Basic Documents that would result in additional obligations hereunder being secured by all or substantially all of such collateral security or (ii) a Lien securing such additional obligations that is junior to the Lien in favor of the other obligations secured by such Basic Document or

               (iii) release all, or substantially all of the Domestic or Foreign Non-Borrower Guarantors from their obligations under Section 6 hereof, except that the Administrative Agent may, with the prior consent of the Supermajority Lenders (but not otherwise), release fewer than all or substantially all of the Domestic or Foreign Non-Borrower Guarantor.

     No such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering Property (and to release any such Domestic or Foreign Non-Borrower Guarantor from such guarantee obligations) which is the subject of either a disposition of Property permitted hereunder or a disposition to which the Majority Lenders have consented."

          Section 3.16. Amendments. Section 12.04 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

         "12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement, including any amendment providing for extension of new credit hereunder to be secured equally and ratably by the collateral hereunder, may be modified or supplemented only by an instrument in writing signed by each Obligor, the Administrative Agent and the Majority Lenders, or by each Obligor and the Administrative Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Administrative Agent acting with the consent of the Majority Lenders; provided that:

               (a) no modification, supplement or waiver shall, unless by an instrument signed by each Lender affected thereby: (i) increase, or extend the term of any of the Commitments, or extend the time or waive any requirement for the reduction or termination of any of the Commitments, (ii) extend any date fixed for the payment of principal of or interest on any Loan, the Reimbursement Obligations or any fee hereunder, (iii) reduce the amount of any such payment of principal,
          (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder;

               (b) no modification, supplement or waiver shall, unless by an instrument signed by the "Majority Lenders" of each Class of Loans hereunder or by the Administrative Agent acting with the consent of the "Majority Lenders" of each Class of Loans hereunder: (i) alter the manner of application to the Loans hereunder of any prepayment or (ii) modify the definition of the term "Majority Lenders", "Majority Facility A Revolving Credit Lenders", "Majority Facility B Revolving Credit Lenders", "Majority Term B Loan Lenders" or "Majority Term B-1 Loan Lenders";

               (c) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (i) alter the terms of this Section 12.04 (other than by amendment to the terms referred to in paragraph (b) above) or (ii) modify the definition of the term "Supermajority Lenders" or modify in any manner any requirement hereunder that determinations or waivers of any rights, or modifications of any provision, be made only with the consent of each Lender; and

               (d) any modification or supplement of Section 11 hereof, or any of the rights or duties of the Administrative Agent hereunder, shall require the consent of the Administrative Agent.

               Anything in this Agreement to the contrary notwithstanding, (A) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling PGI to satisfy a condition precedent to the making of a Facility A Revolving Credit Loan or the issuance of a Letter of Credit shall be effective against the Facility A Revolving Credit Lenders for the purposes of the Facility A Revolving Credit Commitments unless the Majority Facility A Revolving Credit Lenders shall have concurred with such waiver or modification, (B) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling Fabrene to satisfy a condition precedent to the making of a

     Facility B Revolving Credit Loan shall be effective against the Facility B Revolving Credit Lenders for the purposes of the Facility B Revolving Credit Commitments unless the Majority Facility B Revolving Credit Lenders shall have concurred with such waiver or modification, (C) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling PGI to satisfy a condition precedent to the making of a Term B Loan shall be effective against the Term B Loan Lenders for the purposes of the Term B Loan Commitments unless the Majority Term B Loan Lenders shall have concurred with such waiver or modification and (D) no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling PGI to satisfy a condition precedent to the making of a Term B-1 Loan shall be effective against the Term B-1 Loan Lenders for the purposes of the Term B-1 Loan Commitments unless the Majority Term B-1 Loan Lenders shall have concurred with such waiver or modification."

          Section 3.17. Certain Tax Considerations. Section 12.19 (a) shall be amended by adding after the words "Any Term B Loan Lender" in the first sentence thereof the following: "or Term B-1 Loan Lender"

          Section 3.18. Additional Schedule and Exhibit. The Credit Agreement shall be amended by attaching thereto and making a part thereof Schedule XIII attached hereto and Exhibit A-4 attached hereto.

          Section 4. Consent to Release of Certain European Collateral. Subject to the execution and delivery to the Administrative Agent of this Amendment No. 3 by each Lender and each Obligor, but effective as of the date hereof, the Lenders hereby (a) consent to the release of up to $20,000,000 of collateral security covering assets of the Obligors in Europe, other than (i) the shares of stock of, or other ownership interest in, any Subsidiaries organized outside of the United States of America, to the extent that the Majority Lenders reasonably determine (in consultation with PGI) that a Lien on such shares or ownership interest will not result in adverse tax consequences under Section 956 of the Code or any violation of law and (ii) any such collateral security granted by Dutch Holding or Dutch Operating (or, pursuant to Section 9.16(c) of the Credit Agreement, any Subsidiary of Dutch Operating) securing obligations of Dutch Holding or Dutch Operating under the Credit Agreement, (b) waive any requirement in the Credit Agreement or any of the Security Documents requiring delivery, perfection or other action to create an enforceable Lien with respect to any collateral security to be released as described in the preceding clause (a) and
(c) authorize the Administrative Agent to execute and deliver such instruments of release as shall be necessary to effect the foregoing.

          Section 5. Security Agreement. Effective as of the Term B-1 Loan Closing Date, PGI, the Domestic Non-Borrower Guarantors and the Administrative Agent agree that the Security Agreement shall be amended by replacing the amount "U.S. $450,000,000" in the third paragraph thereof with the amount "U.S. $500,000,000" and, for avoidance of doubt, that the "Credit Agreement" referred to in the Security Agreement shall mean the Credit Agreement as amended hereby.

          Section 6. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Section 8 of the Credit Agreement as amended hereby are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" include reference to this Amendment No. 3.

          Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

                                 THE BORROWERS
                                 -------------

POLYMER GROUP, INC.                      PGI NONWOVENS B.

      /S/ Jerry Zucher                         /S/ Jerry Zucker
By ------------------------------        By ________________________________
   Jerry Zucker                               Jerry Zucker
Title: President                           Title: President


CHICOPEE HOLDINGS B.V.                   FABRENE INC.
(incorporated in the State
of Delaware under the name
Chicopee Holdings (Netherlands)
B.V. Corporation)
     /S/ Jerry Zucker                         /S/ Jerry zucker
By ------------------------------        By ________________________________
   Jerry Zucker                               Jerry Zucker
Title:  President                           Title: President

                       DOMESTIC NON-BORROWER GUARANTORS
                       --------------------------------


FIBERTECH GROUP, INC.                       CHICOPEE, INC.


By  /s/ James G. Boyd                       By  /s/ James G. Boyd
   --------------------------------            ---------------------------------
        James G. Boyd                               James G. Boyd
Title:  Executive Vice President and CFO     Title: Executive Vice President
                                                    and CFO


PGI POLYMER, INC.                           CHICOPEE HOLDINGS, INC.


By  /s/ James G. Boyd                       By  /s/ James G. Boyd
   --------------------------------            ---------------------------------
        James G. Boyd                               James G. Boyd
Title:  Executive Vice President and CFO     Title: Executive Vice President
                                                    and CFO

TECHNETICS GROUP, INC.                      FABRENE GROUP, L.L.C.


By  /s/ James G. Boyd                       By  /s/ James G. Boyd
   --------------------------------            ---------------------------------
        James G. Boyd                               James G. Boyd
Title:  Executive Vice President and CFO     Title: Executive Vice President
                                                    and CFO


FABRENE CORP.                               FIBERGOL CORPORATION


By  /s/ James G. Boyd                       By  /s/ James G. Boyd
   --------------------------------            ---------------------------------
        James G. Boyd                               James G. Boyd
Title:  Executive Vice President and CFO     Title: Executive Vice President
                                                    and CFO

FABRENE GROUP, INC.                         PNA CORP.

By  /s/ Jerry Zucker                        By  /s/ Jerry Zucker
   --------------------------------            ---------------------------------
   Jerry Zucker                                Jerry Zucker
Title: President                            Title: President


FNA POLYMER CORP.


By  /s/ Jerry Zucker
   --------------------------------
   Jerry Zucker
Title:  President

                                    LENDERS
                                    -------

THE CHASE MANHATTAN BANK              THE CHASE MANHATTAN
as Lender and Administrative Agent     BANK OF CANADA

By /s/ Robert T. Sacks                By /s/ Christine Chan    /s/ Arun K. Berry
   -------------------                   ------------------    -----------------
    Robert T. Sacks                      Title: Vice President  Vice President
 Title: Managing Director


THE BANK OF NOVA SCOTIA               THE BANK OF NOVA SCOTIA,
                                      as Canadian Dollar Lender

By /s/ William E. Zarrett             By /s/ William E. Zarrett
   ----------------------                ----------------------
  Title: Senior Relationship          Title: Senior Relationship
         Manager                             Manager

BHF-BANK AKTIENGESELLSCHAFT           FIRST UNION NATIONAL BANK


By /s/ Michael T. Pellerito           By /s/ John Jones
   ------------------------              --------------
  Title: AVP                           Title: Vice President

By /s/ Dan Dobrjanskyj
   -------------------
  Title: Assistant Vice
         President


CIBC INC.                             BALANCED HIGH YIELD FUND I LTD.,
                                      By: BHF-Bank Aktiengesellschaft,
                                      acting through its New York Branch
                                      as Attorney-in-Fact

By                                    By /s/ Michael T. Pellerito
   -------------------                   ------------------------
  Title:                               Title: AVP

                                      By /s/ Dan Dobrjanskyj
                                         -------------------
                                       Title: Assistant Vice President

CANADIAN IMPERIAL BANK                        COMPAGNIE FINANCIERE DE
OF COMMERCE                                    CIC ET DE L'UNION
                                               EUROPEENNE


By /s/ Gerald Girardi                         By /s/ Brian O'Leary
   -----------------------                       -------------------------
 Title: Executive Director                     Title: Vice President
        CIBC Oppenheimer Corp.,
         as agent                             By /s/ Sean Mounier
                                                 -------------------------
                                               Title: First Vice President


CREDIT LYONNAIS ATLANTA                       CREDIT LYONNAIS CANADA
AGENCY

By /s/ David M. Carusa                        By
   ----------------------                        -------------------------
 Title: Vice President                        Title:
         and Manager
                                              By _________________________
                                               Title:

COOPERATIEVE CENTRALE                         THE ROYAL BANK OF
RAIFFEISEN-BOERENLEENBANK                     SCOTLAND PLC
B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By /s/ Michael V.M. Van Der Voort             By /s/ Scott  Barton
   ------------------------------                -------------------------
 Title: Vice President                         Title: Vice President

By /s/ R.P. Michlin
   ------------------------------
 Title:

WACHOVIA BANK, N.A.                           BANK OF SCOTLAND


By /s/ David S. Bellski                       By /s/ Annie Chin Tat
   -----------------------                       --------------------------
 Title: Vice President                         Title: Senior Vice President


BANK AUSTRIA CREDITANSTALT                    DG BANK DEUTSCHE
 CORPORATE FINANCE, INC.                      GENOSSENSCHAFTSBANK AG


By /s/ Clifford Belle                         By /s/ Sabine Wendt
   -----------------------                       --------------------------
 Title: Vice President                         Title: Asst. Vice President

By /s/ D. Zine                                By /s/ Wolfgang Bollmann
   -----------------------                       --------------------------
 Title: Vice President                         Title: Senior Vice President


MERITA BANK PLC,                              NATIONAL CITY BANK
 NEW YORK BRANCH


By /s/ A. Maffe                               By /s/ Lisa B. Lin
   -----------------------                       --------------------------
 Title: VP                                     Title: VP

By /s/ C. Abriz
   -----------------------
 Title: VP


ERSTE BANK                                    THE DAI-ICHI KANGYO
                                               BANK, LIMITED


By /s/ Arcinee Hovanessian                    By /s/ Michelle A. Fox
   -----------------------                       -----------------------------
 Title: Vice President                         Title: Assistant Vice President

By /s/ John S. Runnion
   -------------------------
 Title: First Vice President

THE FIRST NATIONAL                         ROYAL BANK OF CANADA
 BANK OF CHICAGO


By /s/ James F. Gable                      By /s/ J. Milford
   ----------------------                     --------------------
 Title: Customer Service Officer            Title: Sr. Manager


ING HIGH INCOME PRINCIPAL                  ROYAL BANK OF CANADA,
 PRESERVATION FUND HOLDINGS, LDC            as Canadian Dollar Lender
By: ING Capital Advisors LLC,
     as Investment Advisor

By /s/ Michael D. Hatley                   By /s/ J. Milford
   ----------------------------               ------------------------
 Title: Managing Director                   Title: Sr. Manager

                                           By _____________________
                                            Title:


OAK HILL SECURITIES FUND, L.P.,            MERRILL LYNCH PRIME RATE PORTFOLIO
By: Oak Hill Securities GenPar, L.P.,       By: Merrill Lynch Asset
        its General Partner                  Management L.P.,
 By: Oak Hill Securities MPG, Inc.,          as Investment Advisor
        its General Partner


By ____________________                    By /s/ Colleen M. Cunniffe
                                              ----------------------------
 Title:                                     Title: Authorized Signatory


ARCHIMEDES FUNDING II, LTD.                KZH CYPRESSTREE-1 LLC
By: ING Capital Advisors LLC
     as Collateral Manager


By /s/ Michael D. Hatley                   By _____________________
   --------------------------
 Title: Managing Director                   Title:


MERRILL LYNCH SENIOR FLOATING
RATE FUND, INC.

By /s/ Colleen M. Cunniffee
   -------------------------
  Title: Authorized Signatory

ARCHIMEDES FUNDING, LLC

By ING Capital Advisors LLC
    as Collateral Manager

By /s/ Michael D. Hatley
   --------------------------
  Title: Managing Director

KZH CRESCENT LLC                        KZH CRESCENT-2 LLC


By /s/ V. Conway                       By /s/ V. Conway
   ---------------------                  ----------------------
 Title: Agent                           Title: Agent


MORGAN STANLEY DEAN WITTER              EATON VANCE SENIOR INCOME TRUST
PRIME INCOME TRUST                       By: Eaton Vance Management,
                                          as Investment Adviser

By /s/ Buford Fennerty                  By /s/ Scott H. Page
   ---------------------                   ----------------------
 Title: Vice President                   Title: Vice President


PILGRIM PRIME RATE TRUST                VAN KAMPEN CLO I, LTD.
 By: Pilgrim Investments, Inc.,          By: Van Kampen Management Inc.
  as its investment manager               as Collateral Manager

By /s/ Howard Tiffen                    By /s/ Jeffrey W. Maillet
   ---------------------                   ----------------------
 Title: Senior Vice President            Title: Senior Vice President
                                          & Director

By /s/ Jeffrey A. Bakalar
   ---------------------
 Title: Vice President

SENIOR DEBT PORTFOLIO                   EATON VANCE INSTITUTIONAL
By: Boston Management and Research      SENIOR LOAN FUND
as Investment Advisor                    By: Eaton Vance Management,
                                          as Investment Adviser

By /s/ Scott H. Page                     By /s/ Scott H. Page
   ---------------------                   ----------------------
 Title: Vice President                    Title: Vice President

KZH ING-2 LLC                            KZH PAMCO LLC


By /s/ V. Conway                         By /s/ V. Conway
   ---------------------                    ----------------------
 Title: Authorized Agent                  Title: Authorized Agent

KZH CYPRESSTREE-1 LLC


By /s/ V. Conway
   ---------------------
 Title: Authorized Agent

CYPRESSTREE INVESTMENT PARTNERS II LTD.,     DELANO COMPANY
 By: CypressTree Investment Management        By: Pacific Investment Management
  Company, Inc.,                               Company as its investment advisor
  as Portfolio Manager
                                              By:   PIMCO Management Inc., a
                                                     general partner


By  /s/ Peter K. Merrill                      By /s/ Mohan V. Phansalkar
  ------------------------                       --------------------------
  Title: Managing Director                       Mohan V. Phansalkar
                                               Title: Senior Vice President


CYPRESSTREE INSTITUTIONAL FUND, LLC          SUNTRUST BANK INC.
 By: CypressTree Investment Management
  Company, Inc., its Managing Member

By  /s/ Peter K. Merrill                      By
  ------------------------                       --------------------------
  Title: Managing Director                       Title:


ABN AMRO BANK, N.V.                          FIRSTAR BANK, N.A.


By                                           By /s/ Mark A. Whitson
  ------------------------                     -----------------------
 Title:                                       Title: Vice President

By _______________________
 Title:                                 BALANCED HIGH YIELD FUND II LTD.,
                                         By: BHF-Bank Aktiengesellschaft,
SEQUILS I, LTD.                          acting through its New York Branch
                                         as Attorney-in-Fact
By:    TCW Advisors, Inc., as its
       Collateral Manager                By /s/ Michael Dot
                                           --------------------------
By:    /s/ Mark L. Gold                    Title: AVP
       -----------------
Title: Managing Director                 By /s/ A. Henry
                                           --------------------------
By:    /s/ Jonathan P. Insoll              Title: AVP
       ----------------------
Title: Vice President

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
As:    Attorney-in-Fact and on behalf of First
       Allmerica Financial Life Insurance Company as Portfolio Manager

By:    /s/ Peter K. Merrill
       ---------------------
Title: Managing Director

Sub-Allocation: $1,000,000


NORTH AMERICAN SENIOR FLOATING RATE FUND
By:    Cypress Tree Investment Management Company, Inc.,
       as Portfolio Manager

By:    /s/ Peter K. Merrill
       ---------------------
Title: Managing Director

Sub-Allocation: $1,000,000


CYPRESS TREE INVESTMENT FUND, LLC
By:    Cypress Tree Investment Management Company, Inc.,
       its Managing Member

By:    /s/ Peter K. Merrill
       ---------------------
Title: Managing Director

Sub-Allocation: $500,000

                                                                   SCHEDULE XIII

                           TERM B-1 LOAN COMMITMENTS
                           -------------------------

Lender                                      Term B-1 Loan Commitment
------                                      ------------------------
CypressTree Investment Management                   $ 5,000,000

Eaton Vance Management                              $ 5,000,000

ING Capital Advisors                                $ 5,000,000

Pacific Investment Management Company               $ 5,000,000

Trust Company of the West                           $ 5,000,000

Van Kampen Management                               $ 5,000,000

Highland Capital Management                         $ 4,000,000

Morgan Stanley Dean Witter                          $ 4,000,000

Pilgrim America Group, Inc.                         $ 4,000,000

First Chicago National Bank                         $ 2,000,000

National City Bank                                  $ 2,000,000

BHF Balanced High Yield Fund                        $ 2,000,000

FirStar Bank                                        $ 2,000,000
                                                    -----------
                                                    $50,000,000

                                                                     EXHIBIT A-4

                          [Form of Term B Loan Note]

                                PROMISSORY NOTE
                                (Term B-1 Loans)


U.S. $______________                                     _________________, 1999
                                                         New York, New York

     FOR VALUE RECEIVED, POLYMER GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Maker"), hereby promises to pay to __________________ (the "Lender") [or registered assigns]/1/, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _______________ U.S. Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term B-1 Loans made by the Lender to the Maker under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Term B-1 Loan, at such office, in like money and funds, for the period commencing on the date of such Term B-1 Loan until such Term B-1 Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     [This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of PGI as provided by the Credit Agreement.]

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term B-1 Loan made by the Lender to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof (and the Maker hereby authorizes the Lender to endorse such recording on the schedule attached hereto), provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Maker to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term B-1 Loans made by the Lender.

     This Note is one of the Term B-1 Loan Notes [(constituting a Registered
Note)] referred to in the Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Maker, the other "Borrowers" named therein, the Domestic Non-

____________
/1/  Bracketed language to be inserted into Registered Notes.

Borrower Guarantors named therein, the lenders named therein (including the Lender), and The Chase Manhattan Bank, as Administrative Agent, and evidences Term B-1 Loans made by the Lender to the Maker thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

          Except as permitted by Section 12.06(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

          The Maker hereby waives presentment, demand, notice of protest or notice of any other kind with respect to this Note.

                                     POLYMER GROUP, INC.


                                     By_________________________
                                      Title:

                           SCHEDULE OF TERM B-1 LOANS

          This Note evidences Term B-1 Loans made to the Maker, or Continued or Converted, under the within-described Credit Agreement, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:


                                                  Amount
    Date       Prin-                               Paid,
    Made,      cipal                   Duration  Prepaid,   Unpaid
  Continued    Amount  Type               of     Continued  Prin-
     or          of     of   Interest  Interest     or      cipal   Notation
  Converted     Loan   Loan    Rate     Period   Converted  Amount  Made by
-------------  ------  ----  --------  --------  ---------  ------  --------
